Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 13 TO CREDIT AGREEMENT

This AMENDMENT NO. 13 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 23, 2023, is entered into by and among AECOM (formerly known as AECOM Technology Corporation), a Delaware corporation (the “Company”), each Revolving Credit Lender (as defined in the Existing Credit Agreement (defined below)), the Swing Line Lender (as defined in the Existing Credit Agreement), each L/C Issuer (as defined in the Existing Credit Agreement), each Term A US Lender (as defined in the Existing Credit Agreement) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Company, the other Borrowers, the Administrative Agent and the Lenders are parties to that certain Syndicated Facility Agreement, dated as of October 17, 2014 (as previously amended through Amendment No. 12 to Credit Agreement (LIBOR Transition) dated as of the date hereof (“Amendment No. 12”), as amended hereby and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement” and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), pursuant to which the Lenders have extended certain revolving and term facilities to the Company; and

WHEREAS, the Company has requested certain amendments to the Existing Credit Agreement as provided herein, and the Administrative Agent, the Revolving Credit Lenders and the Term A US Lenders party hereto have agreed to such requests, subject to the terms and conditions of this Amendment;

WHEREAS, the Revolving Credit Lenders and the Term A US Lenders together constitute Required Lenders (as defined in the Existing Credit Agreement);

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement, as amended by this Amendment.

2.Amendments to Credit Agreement.  Subject to the terms and conditions hereof and with effect from and after the Amendment Effective Date (defined below), the Existing Credit Agreement is hereby amended by:

(i)adding the following proviso to the definition of “SOFR Adjustment” contained therein immediately prior to the period in such definition:

“; provided that with respect to the Revolving Credit Facility and the Term A US Facility, the SOFR Adjustment shall mean, with respect to Term SOFR, 0.10% (10 basis points) for each Interest Period”;

(ii)replacing the reference to “0.0031%” in the definition of “SARON Adjustment” with “0.00%” in lieu thereof; and

(iii)replacing the reference to “0.1193%” in the definition of “SONIA Adjustment” with “0.00%” in lieu thereof.

The amendments to the Existing Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby.

3.Representations and Warranties.  The Company hereby represents and warrants to the Administrative Agent and the Lenders, as of the date hereof, as follows:

(a)the execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate or other organizational action and does not and will not (i) contravene the terms of any of the Company’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which the Company or any other Loan Party is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Company or any other Loan Party or its property is subject; or (iii) violate any Law, except, in the cases of clause (ii) and (iii) as could not reasonably be expected to have a Material Adverse Effect;

(b)this Amendment has been duly executed and delivered by the Company, and constitutes a legal, valid and binding obligation, enforceable against the Company and each other Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)the Credit Agreement and the other Loan Documents, after giving effect to this Amendment, constitute legal, valid and binding obligations of the Company and each of the other Loan Parties, in each case, to the extent party thereto, enforceable against the Company and each such other Loan Party to the extent party thereto in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(d)the representations and warranties of the Borrower contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) as of such earlier date, and except that for purposes of this clause (d), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Existing Credit Agreement, respectively;

(e)no Default or Event of Default exists or is continuing immediately before (including under the Existing Credit Agreement) or after the effectiveness of this Amendment on the Amendment Effective Date.

4.Amendment Effective Date.

(a)This Amendment will become effective on the date (the “Amendment Effective Date”) on which:

(i)the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Company, each Revolving Credit Lender, each Term A US Lender, each L/C Issuer, the Swing Line Lender and the Administrative Agent;

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(ii)Amendment No. 12 shall have become effective; and

(iii)to the extent that the Company has received an invoice therefor at least three Business Days (or such shorter period as the Company may agree) prior to the Amendment Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced), the Company shall have paid all accrued reasonable and documented costs and expenses of BofA Securities and the Administrative Agent (including the reasonable and documented fees, disbursements and other out-of-pocket charges of counsel for the Administrative Agent), to the extent required to be paid pursuant to Section 10.04(a) of the Credit Agreement.

(b)From and after the Amendment Effective Date, the Credit Agreement is amended as set forth herein.

(c)Except as expressly amended and/or waived pursuant hereto, the Existing Credit Agreement and each other Loan Document shall remain unchanged and in full force and effect and each is hereby ratified and confirmed in all respects, and any waiver contained herein shall be limited to the express purpose set forth herein and shall not constitute a waiver of any other condition or circumstance under or with respect to the Existing Credit Agreement or any of the other Loan Documents.

5.No Novation; Reaffirmation.  Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder. The Company (a) acknowledges and consents to all of the terms and conditions of this Amendment (including, without limitation, the Credit Agreement as amended hereby), (b) confirms and reaffirms all of its obligations of under the Loan Documents (as amended by the Amendment), (c) confirms and reaffirms that each of the Liens granted by it in or pursuant to the Loan Documents are valid and existing as security for the payment and performance of its Obligations outstanding on the Amendment Effective Date immediately prior to and immediately after the effectiveness of the amendments provided by this Amendment, and (d) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents and in no manner impair, constitute a novation of or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

6.Miscellaneous.

(a)Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect.  All references in any Loan Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as amended by this Amendment.  This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b)This Amendment shall be binding upon and inure to the benefit of the parties hereto, each other Lender and each other Loan Party, and their respective successors and assigns.

(c)THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  THIS AMENDMENT IS FURTHER SUBJECT TO THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, JURISDICTION, VENUE, SERVICE OF PROCESS AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

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(d)This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means or otherwise as provided in Section 10.17 of the Existing Credit Agreement shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(e)If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f)The Company agrees to pay in accordance with Section 10.04 of the Credit Agreement all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, subject to the limitations set forth in Section 10.04 of the Credit Agreement, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

(g)This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:

AECOM

By:	/s/ William Gabrielski
Name:	William Gabrielski
Title:	Treasurer

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative
Agent

By:	/s/ DeWayne D. Rosse
Name:	DeWayne D. Rosse
Title:	Assistant Vice President

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

BANK OF AMERICA, N.A., as a Revolving Credit Lender, a Term A US Lender, an L/C Issuer and the Swing Line Lender

By:	/s/ Mukesh Singh
Name:	Mukesh Singh
Title:	Director

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

JPMorgan Chase Bank, N.A., as a Revolving Credit Lender, Term A US Lender and as a L/C Issuer

By:	/s/ Anna C. Araya
Name:	Anna C. Araya
Title:	Executive Director

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

BNP PARIBAS, as a Revolving Credit Lender, a Term A US Lender and an L/C Issuer

By:	/s/ Rick Pace
Name:	Rick Pace
Title:	Managing Director

By:	/s/ Kyle Fitzpatrick
Name:	Kyle Fitzpatrick
Title:	Director

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Revolving Credit Lender, a Term A US Lender and an L/C Issuer

By:	/s/ Jim Wong
Name:	Jim Wong
Title:	Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Revolving Credit Lender and a Term A US Lender

By:	/s/ Daniel Keenan
Name:	Daniel Keenan
Title:	Officer

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

Truist Bank, as a Revolving Credit Lender, a Term A US Lender and as a L/C Issuer

By:	/s/ William P. Rutowski
Name:	William P. Rutowski
Title:	Director

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Revolving Credit Lender and a Term A US Lender

By:	/s/ Jonathan F. Linduap
Name:	Jonathan F. Linduap
Title:	Senior Vice President

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

BMO HARRIS BANK, N.A., as a Revolving Credit Lender and a Term A US Lender

By:	/s/ Nick Irving
Name:	Nick Irving
Title:	Vice President

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

TD BANK, N.A., as a Revolving Credit Lender and as a Term A US Lender

By:	/s/ Bernadette Collins
Name:	Bernadette Collins
Title:	Senior Vice President

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

MUFG Bank, Ltd., as a Revolving Credit Lender and as a Term A US Lender

By:	/s/ Maria F. Maia
Name:	Maria F. Maia
Title:	Director

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Revolving Credit Lender and L/C Issuer

By:	/s/ Joseph DiLeo
Name:	Joseph DiLeo
Title:	Duly Authorized Signatory

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Revolving Credit Lender and an L/C Issuer

By:	/s/ Patrick Mueller
Name:	Patrick Mueller
Title:	Managing Director

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Revolving Credit Lender

By:	/s/ Pinyen Shih
Name:	Pinyen Shih
Title:	Executive Director

By:	/s/ Christopher Samms
Name:	Christopher Samms
Title:	Director

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Revolving Credit Lender

By:	/s/ Brian Crowley
Name:	Brian Crowley
Title:	Managing Director

By:	/s/ Armen Semizian
Name:	Armen Semizian
Title:	Executive Director

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Credit Lender

By:	/s/ Mark Haddad
Name:	Mark Haddad
Title:	Sr. Vice President

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Credit Lender

By:	/s/ Greg Strauss
Name:	Greg Strauss
Title:	Managing Director

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

The Governor and Company of the Bank of Ireland, as a Revolving Credit Lender and as a Term A US Lender

By:	/s/ Dan O’Donnell
Name:	Dan O’Donnell
Title:	Senior Manager

By:	/s/ Fiona Smith
Name:	Fiona Smith
Title:	Associate Director

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

GOLDMAN SACHS BANK USA, as a Revolving Credit Lender and a Term A US Lender

By:	/s/ Keisha Leday
Name:	Keisha Leday
Title:	Authorized Signatory

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

ZIONS BANCORPORATION, N.A. DBA CALIFORNIA BANK & TRUIST, as a Revolving Credit Lender and as a Term A US Lender and L/C Issuer

By:	/s/ Henry Atun
Name:	Henry Atun
Title:	Senior Vice President

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

First Abu Dhabi Bank USA N.V., as a Revolving Credit Lender, L/C Issuer

By:	/s/ Pamela Sigda
Name:	Pamela Sigda
Title:	Country CFO, USA

By:	/s/ David Young
Name:	David Young
Title:	Head of Structured Finance, USA

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement

CADENCE BANK, as a Term A US Lender

By:	/s/ James A. Morgan
Name:	James A. Morgan
Title:	SVP

AECOM

Signature Pages

Amendment No. 13 to Credit Agreement